UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TOFUTTI BRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOFUTTI BRANDS INC.
50 Jackson Drive
Cranford, New Jersey 07016
Telephone: (908) 272-2400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 14, 2015

To Our Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2015 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Wednesday, June 10, 2015, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey. The Homewood Suites is located off Exit 136 of the Garden State Parkway (telephone no. 908-709-1980).

The matters expected to be acted upon at the Annual Meeting are:

1.	To elect five directors to the Board of Directors for the ensuing year;

2.	To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2016; and

3.	To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

Shareholders of record at the close of business on May 8, 2015, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 10, 2015: This Proxy Statement, the proxy card and our 2014 annual report are available at www.astproxyportal.com/ast/06247

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. A pre-addressed envelope for which no postage is required if mailed in the United States is enclosed. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so.

By order of the Board of Directors,

David Mintz
Chairman and Chief Executive Officer

TOFUTTI BRANDS INC.
50 Jackson Drive, Cranford, New Jersey 07016

PROXY STATEMENT

This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. (the “Company,” “Tofutti” or “we,” “our,” or “us”),  in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, June 10, 2015 at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, and at any adjournment thereof.  The Homewood Suites is located off Exit 136 of the Garden State Parkway.  The Board of Directors is soliciting proxies to be voted at the Annual Meeting.  This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning on or about May 14, 2015.

VOTING INFORMATION

Who can vote?

You may vote if you were a shareholder of record as of the close of business on May 8, 2015. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Annual Meeting. As of May 8, 2015, 5,153,706 shares of our common stock, par value $0.01 per share, were issued and outstanding.

How many votes are needed to hold the Annual Meeting?

To take any action at the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote as of May 8, 2015, must be represented, in person or by proxy, at the Annual Meeting. This is called a quorum.

What is a proxy?

A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow the people named on the proxy card (David Mintz and Steven Kass) to vote your shares at the Annual Meeting.

How do I vote by proxy?

Shareholder of Record: Shares Registered in Your Name

If on May 8, 2015 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the enclosed printed proxy card.

When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and “broker non-votes” are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 8, 2015 your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Annual Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Can I change my vote after I submit my proxy?

Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date or attending the meeting and voting in accordance with the instructions below. You also may send a written notice of revocation to 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Steven Kass, Secretary.

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decide you would like to attend the meeting and vote your shares in person, you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted. If the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting. If you would like to obtain directions to be able to attend the meeting and vote in person, please contact the Company at (908) 272-2400.

What are the Board of Directors’ recommendations on how I should vote my stock?

The Board of Directors recommends that you vote your shares as follows:

Proposal 1 – “FOR” the election of each of the directors.

Proposal 2 – “FOR” the Ratification the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2016.

What if I do not specify how I want my stock voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1 – “FOR” the election of each of the directors.

Proposal 2 – “FOR” the Ratification the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2016.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except with respect to the Ratification of EisnerAmper. See “How are votes counted?”

How are votes counted?

Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes to approve each proposal. An abstention from voting will be used for the purpose of establishing a quorum, but for purposes of determining the outcome of the proposal as to which the proxy is marked “abstain,” the shares represented by such proxy will not be treated as affirmative votes.

A broker non-vote will also be used for the purpose of establishing a quorum, but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

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How many votes are required to approve each proposal?

To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

Our Chairman of the Board and Chief Executive Officer, David Mintz, holds 2,630,440 shares of common stock representing approximately 51.0% of the outstanding shares, permitting him to elect all the members of the Board of Directors and thereby effectively control the business, policies and management of our company. Mr. Mintz has indicated that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting.

Who pays for this proxy solicitation?

The Company will pay the cost of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, e-mail or other means. No additional compensation will be paid to these individuals for any such services.

OUR BOARD OF DIRECTORS

Board Members

Our Board of Directors is responsible for the overall management of the Company. The Board of Directors is currently comprised of six directors. Mr. Reuben Rapoport, a director since July 1983, is not seeking reelection. However, in appreciation of his long and dedicated service to the Company, Mr. Rapoport has been designated Director Emeritus, an honorary title, which conveys no right to vote on matters before the Board nor any compensation. And neither his attendance nor non-attendance at Board meetings shall count towards determining a majority at such meetings.

All of our directors standing for re-election will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The name, age and business experience of each of our directors running for re-election are shown below.

	Position	Age	Director Since

David Mintz	Chairman of the Board of Directors and Chief Executive Officer	83	1981
Neal S. Axelrod	Director	62	2007
Joseph N. Himy	Director	45	2013
Scott Korman	Director	60	2011
Franklyn Snitow	Director	68	1987

David Mintz has been our Chairman of the Board and Chief Executive Officer since August 1981. Mr. Mintz’s knowledge about our company and his role as the developer of our product line is essential to the operation of our board.

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Neal S. Axelrod has been a director since  August 2007 and is chairman of the Audit Committee.  Mr. Axelrod has been a self-employed certified public accountant in New Jersey since 1977.  Mr. Axelrod’s  accounting and financial  background enhances the breadth of experience of the board of directors.

Joseph N. Himy was elected to serve as a member of the Board of Directors and the Audit Committee on October 30, 2013 by our Board of Directors.   He has been Managing Director of The CFO Squad, a financial and business advisory firm providing outsourced CFO advisory and regulatory consulting services primarily for public companies, since August 2011.  From May 2008 until August 2011, Mr. Himy was Chief Financial Officer of Vyteris, Inc., manufacturer of the first active transdermal patch approved by the U.S. Food and Drug Administration for the pain associated with blood draws, intravenous cannulations and laser ablation of superficial skin lesions.  Prior to May 2008 and from October 2004, Mr. Himy held various other positions at Vyteris, including Corporate Controller and VP of Finance.  Mr. Himy received a B.S. degree in Accounting from Brooklyn College of the City University of New York and is a certified public accountant.   Mr. Himy’s  accounting and financial and corporate governance experience background enhances the breadth of experience of the board of directors.

Scott Korman has served as member of the Board of Directors and the Audit Committee since  December 2011.   Mr. Korman founded Nashone, Inc., a private equity firm, in 1984 and is its President. Nashone is also involved with private equity investments,  financial advisory, turnaround and general management assignments.  Mr. Korman’s business experience, including as a CEO of a frozen dessert company, enhances the breadth of experience of the board of directors.

Franklyn Snitow has been a director since 1987.  He has been a partner in the New York City law firm Snitow Kanfer Holtzer & Millus, LLP, our general counsel, since 1985. Mr. Snitow’s legal and corporate governance  background enhances the breadth of experience of the board of directors.

Board of Directors and Committees

Leadership Structure and Risk Oversight

Our business and affairs are managed under the direction of our Board of Directors, composed of five non-employee directors and one employee director as of the date of this Proxy Statement.  Because we are a controlled company (with 50% of its voting power held by an individual), we are not required to comply with all the NYSE MKT corporate governance requirements (that is, we are not required to have a have a majority of independent directors on the Board, and we are not required to comply with NYSE MKT’s requirements relating to director nominations and executive compensation).  Our corporate governance measures, however, do not differ in any significant way from NYSE MKT’s corporate governance requirements applicable to smaller reporting companies.

Our Board of Directors as a whole establishes our overall policies and standards, reviews the performance of management and considers our overall risk regarding our operations and goals and how those risks are being managed. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues. David Mintz, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our company combined the positions of CEO and Chairman of the Board because of the size of the company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

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Director Meetings and Committees

We are required by the NYSE MKT to hold meetings of our Board of Directors on at least a quarterly basis. Our Board of Directors held four meetings during 2014. Messrs. Mintz, Axelrod, Himy and Korman attended four meetings and Mr. Snitow attended one meeting. We do not have a policy with regard to directors’ attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2014 annual meeting of shareholders, four of the six directors then in office were present and in attendance.

Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee. As a “Controlled Company” as defined by the NYSE MKT, we are not required to have a compensation committee or nominating committee. Our Audit Committee held four meetings during 2014.

Nominations Process, Executive Compensation; Director Independence; Board Diversity

It is the position of our Board of Directors that it is not necessary for our company to have a separate nominating and compensation committee in light of the “ Controlled Company” status of our company, the composition of our Board of Directors and the collective independence of our independent directors, which enable the company to fulfill the functions of standing committees.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with us. Our shareholders may also recommend candidates by sending the candidate’s name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our shareholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees and do not have a formal diversity policy, although we believe that the independent directors should have a range of relevant experience, independence, diversity and strong communication and analytical skills. In any given search, our independent directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our independent directors reserve the right to modify its stated search criteria for exceptional candidates.

We currently have only two executive officers, and our Board as a whole, but without Mr. Mintz in attendance, sets their compensation. In setting compensation, the Board reviews and considers prior compensation levels of the two executive officers, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. The Board determines the amount of cash (or any other compensation) to be paid to our directors. Our non-employee directors earned director compensation in fiscal year 2014 based on the number of meetings attended.

Audit Committee

The Audit Committee consists of Messrs. Axelrod, Himy and Korman. As a small business issuer listed on the NYSE MKT, our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the NYSE MKT. Our Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and in the listing standards of the NYSE MKT. The Board of Directors has also determined that Neal S. Axelrod is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held four meetings in addition to the meetings of the entire Board of Directors during 2014. Messrs. Axelrod, Himy and Korman attended all of those meetings. The Board of Directors adopted and maintains a written charter for the Audit Committee which is published on the investor relations page of our website (www.tofutti.com).

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Code of Ethics

We have adopted a Code of Business Conduct and Ethics, which applies to directors, officers, employees and agents of our company.  We have also adopted a Code of Ethics for Senior Officers, which applies to our chief executive officer, and all senior financial officers of our company, including the chief financial officer, chief accounting officer or controller, or persons performing similar functions.  The Code of Business Conduct and Ethics and the Code of Ethics for Senior Officers are publicly available on our website at www.tofutti.com and printed copies are available upon request.  If we make any substantive amendments to the Code of Business Conduct and Ethics or the Code of Ethics or grant any waivers, including any implicit waiver, from a provision of these codes to our chief executive officer, chief financial officer or corporate controller or our directors, we will disclose the nature of such amendment or waiver on our website.

Shareholder Communications with the Board of Directors

Our shareholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

Secretary
Tofutti Brands Inc.
50 Jackson Drive
Cranford, New Jersey  07016

Our Secretary will deliver shareholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

PROPOSAL I
ELECTION OF DIRECTORS

At the Annual Meeting five directors are to be elected, each to serve until the next annual meeting of shareholders and until their respective successor is elected and qualified or until their respective death, resignation or removal. The Board of Directors proposes the election of the nominees named below, who currently are members of our Board of Directors.

Unless authorization to do so is withheld, proxies received will be voted FOR the nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve.

Nominees

Our Board of Directors proposes the election of the following nominees as members of the Board of Directors:

David Mintz	Neal S. Axelrod	Joseph N. Himy

Scott Korman	Franklyn Snitow

Our Board unanimously recommends that shareholders vote FOR the election of each nominee for Director named above.

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OUR EXECUTIVE OFFICERS

The Board of Directors appoints the executive officers of the Company who are responsible for administering our day-to-day operations. Officers serve at the discretion of the Board of Directors.  There are no family relationships between any of our directors and executive officers.  All of the executive officers devote their full time to the operations of our company.  The names of our current executive officers, their ages as of May 8, 2015, and their positions are shown below. Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Name of Executive Officer	Position	Age

David Mintz	Chairman of the Board of Directors and Chief Executive Officer	83
Steven Kass	Chief Financial Officer, Treasurer and Secretary of the Company	63

Steven Kass has been our Chief Financial Officer since November 1986 and Secretary and Treasurer since January 1987.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of May 8, 2015 certain information regarding the ownership of our common stock, $0.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner(2)	Percent of Class(3)
David Mintz	2,630,440	51.0%

(1)	The address of Mr. Mintz is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. Mr. Mintz has sole voting and/or investment power of the shares attributed to him.
(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Based on 5,153,706 shares issued and outstanding as of May 8, 2015.

SECURITY OWNERSHIP OF MANAGEMENT

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner(2)		Percent of Class(3)
David Mintz	2,633,773	(4)	51.1%
Steven Kass	220,000		4.3%
Franklyn Snitow	36,433	(4)	*
Reuben Rapoport	36,010		*
Neal S. Axelrod	4,333	(4)	*
Joseph N. Himy	3,333	(4)	*
Scott Korman	3,333	(4)	*
All Executive Officers and Directors as a group (7 persons)	2,937,215	(5)	56.8%

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*	Less than 1%.

(1)
The address of Messrs. Mintz, Kass, Axelrod, and Himy is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Korman is c/o Nashone, Inc., 175 Elm Road, Englewood, NJ 0361. Each of these persons has sole voting and/or investment power of the shares attributed to him.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares relating to options currently exercisable or exercisable within 60 days of the date of this table are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Based on 5,153,706 shares issued and outstanding as of May 8, 2015.
(4)	Includes 3,333 shares issuable upon exercise of currently exercisable options.
(5)	Includes 16,665 shares issuable upon exercise of currently exercisable options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission, or the SEC, and the NYSE MKT.  Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all such forms they file.

To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal year 2014 all persons subject to these reporting requirements filed the required reports on a timely basis.

EXECUTIVE COMPENSATION

Compensation Overview

Tofutti Brands, Inc. is a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission and the Company complies with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

The following table sets forth information concerning the total compensation during the last three fiscal years for our named executive officers whose total salary in fiscal 2014 totaled $100,000 or more:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total($)
David Mintz	2014	450,000	--	--	--	--	--	450,000
Chief Executive Officer	2013	450,000	--	--	--	--	--	450,000
and Director	2012	450,000	--	--	--	--	--	450,000

Steven Kass	2014	125,000	--	--	--	--	--	125,000
Chief Financial Officer	2013	125,000	--	--	--	--	--	125,000
	2012	125,000	--	--	--	--	--	125,000

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Narrative Disclosure to Summary Compensation Table

Because of our size and the limited number of executive officers, our compensation structure is not complex.   We do not currently have any employment agreements with our executive officers, nor do we anticipate entering into employment contracts with our executive officers and key personnel in the future.  Our executive officers receive salaries based on the prior salaries provided to them, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year.  Bonuses for the prior year, when awarded, are finalized and paid in current fiscal year and are generally contingent upon our financial condition and the performance of the executive officers during the prior fiscal year. No bonuses were awarded for fiscal 2014 or fiscal 2013.

The aggregate value of all other perquisites and other personal benefits furnished to each of our   executive officers was less than $10,000 in both the 2014 and 2013 fiscal years.

Grants of Plan-Based Awards for 2014

There were no stock options awarded during the fiscal year ended December 27, 2014.

Long-Term Incentive Plans-Awards in Last Fiscal Year

We do not currently have any long-term incentive plans.

DIRECTOR COMPENSATION

Our non-employee directors earned director compensation in fiscal year ended December 27, 2014 based on the number of meetings attended.  Mr. Axelrod, chairman of the audit committee, receives $1,500 per meeting attended.  Other members of the audit committee receive $1,000 per meeting attended. All other non-employee directors are entitled to $500 per meeting attended.

The following table sets forth the compensation received by each of the Company’s non-employee directors for the year ended December 27, 2014.  Each non-employee director is considered independent under NYSE MKT listing standards.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Neal S. Axelrod	13,500	--	--	--	--	--	13,500
Joseph N. Himy	6,000	--	--	--	--	--	6,000
Scott Korman	7,000	--	--	--	--	--	7,000
Reuben Rapoport	--	--	--	--	--	--	--
Franklyn Snitow	1,500	--	--	--	--	--	1,500

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the options awards granted to each of the named executive officers identified above in the summary compensation table above pursuant to an Equity Incentive Plan.

Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
David Mintz	--	--	--	--	--	--	--	--	--
Steven Kass	--	--	--	--	--	--	--	--	--

TRANSACTIONS WITH RELATED PERSONS

Effective October 1, 2012, we entered into an agreement with our former director, Philip Gotthelf, pursuant to which Mr. Gotthelf agreed to provide us with certain consulting and business development services relating to the introduction of our company to potential users, licensees, and co-developers of our products. Under this agreement, which terminated on September 30, 2013, Mr. Gotthelf was entitled to receive a 10% commission on sales if we entered into a licensing agreement with a third party and a 5% commission on sales to a third party that does not enter into a license agreement with us. No payments were made under such provisions during the years ended December 27, 2014 and December 28, 2013, but in the event such agreements are entered into in the three years subsequent to September 30, 2013, we would be obligated to pay Mr. Gotthelf such commissions for revenues arising out of relationships he initiated. We also agreed to pay Mr. Gotthelf an expense allowance of $2,500 a month and paid him a total of $0 in the year ended December 27, 2014 and $22,500 in the year ended December 28, 2013.

AUDIT COMMITTEE REPORT*

Our Audit Committee, which operates pursuant to a written charter, assists the board of directors in fulfilling its oversight responsibilities by reviewing Tofutti Brands’ financial reporting process on behalf of the board. Management is responsible for Tofutti Brands’ internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards.

EisnerAmper LLP, our independent registered public accounting firm, is responsible for expressing opinions on the conformity of the company’s consolidated financial statements with generally accepted accounting principles. The Audit Committee is responsible for overseeing and monitoring these practices. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures.

In this context, the Audit Committee reviewed and discussed with management and EisnerAmper LLP, among other things, the scope of the audit to be performed, the results of the audit performed and the independent registered public accounting firm’s fee for the services performed. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. Discussions about our audited financial statements included the auditors’ judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in our financial statements.

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The Audit Committee also discussed with EisnerAmper LLP other matters required by Statement on Auditing Standards, (“SAS”) No. 61 “Communication with Audit Committees,” as amended. EisnerAmper LLP provided to the Audit Committee written disclosures and the letter required by required by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee discussed with EisnerAmper LLP the registered public accounting firm’s independence from the company.

Based on the Audit Committee’s discussion with management and EisnerAmper LLP and the Audit Committee’s review of the representations of management and the report of EisnerAmper LLP to the Audit Committee, the Audit Committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 27, 2014 filed with the Securities and Exchange Commission and selected EisnerAmper LLP as the independent registered public accounting firm for the company for fiscal 2014.

Submitted by the Audit Committee of the Board of Directors of Tofutti Brands Inc.

Neal S. Axelrod, Chair
Joseph N. Himy
Scott Korman

*         The Audit Committee Report above is not considered proxy-soliciting material, is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

PROPOSAL II
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

EisnerAmper LLP has been our independent registered public accountants since August 2010, which was when Amper, Politziner and Mattia, LLP, our independent registered public accountants since January 2005, combined its practice with that of Eisner LLP to form EisnerAmper LLP.

The following resolution will be offered by the Board of Directors at the Annual Meeting.

“RESOLVED: That the selection of EisnerAmper LLP by the Board of Directors to act as our independent registered public accountants and conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending January 2, 2016 is ratified, confirmed and approved.”

Our Board of Directors believes that EisnerAmper LLP has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our independent registered public accountants.

In the event this resolution does not receive the necessary votes for adoption, or if for any reason EisnerAmper LLP ceases to act as our independent registered public accountants, the Board of Directors will appoint other independent registered public accountants.

Our Board of Directors unanimously recommends a vote FOR the foregoing proposal.

Representatives of EisnerAmper LLP will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

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Fees Paid to Independent Registered Public Accountants

Set forth below are the aggregate fees billed for each of the last two fiscal years ended December 27, 2014 and December 28, 2013 for services rendered by EisnerAmper LLP.

	2014	2013
Audit fees	$102,000	$98,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$102,000	$98,000

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q and services provided in connection with other statutory or regulatory filings. During fiscal 2014 and 2013, we incurred audit fees with EisnerAmper LLP in the amount of $102,000 and $98,000, respectively.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under Audit fees. No such fees were billed in fiscal 2014 or 2013.

The Audit Committee pre-approved all Audit-related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining EisnerAmper’s independence.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. Our Audit Committee has established a policy for pre-approving the services provided by our independent registered public accountants in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee’s responsibilities, including the pre-approval of services to be performed by the independent registered public accountants.

The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accountants. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. Our Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accountants without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. Our Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to our Audit Committee.

All of the audit services provided by the independent registered public accountants in fiscal year 2013 were approved by the Audit Committee under its pre-approval policies, and the Audit Committee has determined that the provision of such services is compatible with maintaining EisnerAmper’s independence.

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ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 27, 2014 (“2014 Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to shareholders with this proxy statement. We will furnish any exhibit to our 2014 Annual Report free of charge to any shareholder upon written request to: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016 OR EMAIL A REQUEST TO: info@tofutti.com.

The 2014 Annual Report is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material. We encourage you to review the 2014 Annual Report together with any later information that we file with the SEC and other publicly available information. Documents we file with the SEC may be reviewed and/or obtained through the SEC’s Electronic Data Gathering Analysis and Retrieval System, or EDGAR, which is publicly available through the SEC’s website at http://www.sec.gov.

TIME FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to our company in a timely manner.

Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2016 may do so by following the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, shareholder proposals must be received by us no later than January 15, 2016. Except in the case of proposals made in accordance with Rule 14a-8, for shareholder proposals to be considered at the 2015 annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to our corporate secretary by January 4, 2016.

OTHER MATTERS

Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Our financial statements are included in our 2014 Annual Report, which is expected to be mailed to our shareholders beginning on or about May 14, 2015.

By Order of the Board of Directors,

Steven Kass
Secretary
Dated: May 14, 2015

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☐

TOFUTTI BRANDS INC.

50 Jackson Drive
Cranford, New Jersey 07016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the “Company”), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 10, 2015 at 10:00 a.m. at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

(Continued and to be signed on the reverse side)

1.1	14475

ANNUAL MEETING OF SHAREHOLDERS OF

TOFUTTI BRANDS INC.

June 10, 2015

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of annual meeting, proxy statement and form of proxy card are available at http://www.astproxyportal.com/ast/06247

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

  Please detach along perforated line and mail in the envelope provided.

20530000000000000000 7	061015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. The election of five Directors.			2.	To ratify the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2016.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O DAVID MINTZ O NEAL AXELROD O JOSEPH N. HIMY O SCOTT KORMAN O FRANKLYN SNITOW

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

☐	FOR ALL EXCEPT (See instructions below)

			THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE (i) ELECTION OF THE FIVE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) “FOR” PROPOSAL 2.

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full If signer is a partnership, please sign in partnership name by authorized person.